UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 21, 2005
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pursuant to a Stock Purchase Agreement dated as of September 12, 2005, Ford Motor Company, through its wholly-owned subsidiary, Ford Holdings LLC, sold its 100% ownership interest in The Hertz Corporation to CCMG Holdings, Inc. (or a wholly owned subsidiary) (the “Buyer”) on December 21, 2005. The Buyer is owned by an investor group composed of Clayton Dubilier & Rice, The Carlyle Group and Merrill Lynch Global Private Equity.

Ford received $5.6 billion in cash for the sale of Hertz. As part of the transaction, Ford provided cash-collateralized letters of credit in an aggregate amount of $200 million to support the asset-backed portion of the Buyer's financing for the transaction. These letters of credit will expire no later than December 21, 2011. The value of these letters of credit (estimated at $27 million) will reduce the gain Ford will recognize on the sale of Hertz, which gain is estimated to be in the range of $1.1 billion to $1.3 billion pre-tax. The actual amount of the gain is dependent on Hertz' results to be consolidated by Ford through December 20, 2005.

Item 9.01. Financial Statements and Exhibits.

The following unaudited pro forma condensed statements of income (consolidated and sector) for the year ended December 31, 2004 and the nine months ended September 30, 2005 have been prepared to present Ford’s results of operations with the deletion of the previously consolidated Hertz' results of operations as if the sale of Hertz had occurred on January 1, 2004 and do not include the nonrecurring gain from the sale of Hertz. The unaudited pro forma condensed balance sheets (consolidated and sector) as of September 30, 2005 have been prepared to present Ford’s financial position as if the sale of Hertz had occurred on September 30, 2005.

The unaudited pro forma statements do not purport to be indicative of the financial position or results of operations of Ford as of such date or for such periods, nor are they indicative of future results. Furthermore, these unaudited pro forma financial statements do not reflect changes which may occur as a result of activities after the sale of Hertz.

Item 9.01. Financial Statements and Exhibits (Continued)

FORD MOTOR COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share amounts)

	Nine Months Ended September 30, 2005			Year Ended December 31, 2004
		Pro Forma			Pro Forma
	Historical	Adjustments	Pro Forma	Historical	Adjustments	Pro Forma
	Statement	-- Hertz --	Statement	Statement	-- Hertz --	Statement

		(a)			(a)
Sales and revenues
Automotive sales	$112,692	$—	$112,692	$147,128	$—	$147,128
Financial Services revenues	17,848	(5,639)	12,209	24,518	(6,681)	17,837
Total sales and revenues	130,540	(5,639)	124,901	171,646	(6,681)	164,965

Costs and expenses
Cost of sales	105,803	—	105,803	135,852	—	135,852
Selling, administrative and other expenses	18,200	(4,597)	13,603	23,901	(5,627)	18,274
Interest expense	5,659	(379)	5,280	7,071	(408)	6,663
Provision for credit and insurance losses	350	(127)	223	1,212	(153)	1,059
Total costs and expenses	130,012	(5,103)	124,909	168,036	(6,188)	161,848

Automotive interest income and other non-operating income/(expense), net	1,111	—	1,111	988	—	988
Automotive equity in net income/(loss) of affiliated companies	259	—	259	255	—	255
Income/(loss) before income taxes	1,898	(536)	1,362	4,853	(493)	4,360
Provision for/(benefit from) income taxes	(127)	(120)	(247)	938	(134)	804
Income/(loss) before minority interests	2,025	(416)	1,609	3,915	(359)	3,556
Minority interests in net income/(loss) of subsidiaries	196	(9)	187	282	(3)	279
Income/(loss) from continuing operations	$1,829	$(407)	$1,422	$3,633	$(356)	$3,277

AMOUNTS PER SHARE OF COMMON AND CLASS B STOCK
Basic income/(loss)
Income/(loss) from continuing operations	$0.99	$(0.22)	$0.77	$1.99	$(0.20)	$1.79
Number of shares used to compute amounts per share	1,839	—	1,839	1,826	—	1,826
Diluted income/(loss)
Income/(loss) from continuing operations	$0.93	$(0.19)	$0.74	$1.80	$(0.16)	$1.64
Number of shares used to compute amounts per share	2,131	—	2,131	2,126	—	2,126
__________
(a) To delete Hertz' results of operations previously consolidated in Ford's historical statements.

Item 9.01. Financial Statements and Exhibits (Continued)

FORD MOTOR COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED SECTOR STATEMENTS OF INCOME
(in millions, except per share amounts)

	Nine Months Ended September 30, 2005			Year Ended December 31, 2004
		Pro Forma			Pro Forma
	Historical	Adjustments	Pro Forma	Historical	Adjustments	Pro Forma
	Statement	-- Hertz --	Statement	Statement	-- Hertz --	Statement

		(a)			(a)
AUTOMOTIVE
Sales	$112,692	$—	$112,692	$147,128	$—	$147,128
Costs and expenses
Cost of sales	105,803	—	105,803	135,852	—	135,852
Selling, administrative and other expenses	8,996	—	8,996	11,453	—	11,453
Total costs and expenses	114,799	—	114,799	147,305	—	147,305
Operating income/(loss)	(2,107)	—	(2,107)	(177)	—	(177)

Interest expense	960	—	960	1,221	—	1,221

Interest income and other non-operating income/(expense), net	1,111	—	1,111	988	—	988
Equity in net income/(loss) of affiliated companies	259	—	259	255	—	255
Income/(loss) before income taxes — Automotive	(1,697)	—	(1,697)	(155)	—	(155)

FINANCIAL SERVICES
Revenues	17,848	(5,639)	12,209	24,518	(6,681)	17,837
Costs and expenses
Interest expense	4,699	(379)	4,320	5,850	(408)	5,442
Depreciation	4,591	(1,214)	3,377	6,618	(1,603)	5,015
Operating and other expenses	4,613	(3,383)	1,230	5,830	(4,024)	1,806
Provision for credit and insurance losses	350	(127)	223	1,212	(153)	1,059
Total costs and expenses	14,253	(5,103)	9,150	19,510	(6,188)	13,322
Income/(loss) before income taxes — Financial Services	3,595	(536)	3,059	5,008	(493)	4,515

TOTAL COMPANY
Income/(loss) before income taxes	1,898	(536)	1,362	4,853	(493)	4,360
Provision for/(benefit from) income taxes	(127)	(120)	(247)	938	(134)	804
Income/(loss) before minority interests	2,025	(416)	1,609	3,915	(359)	3,556
Minority interests in net income/(loss) of subsidiaries	196	(9)	187	282	(3)	279
Income/(loss) from continuing operations	$1,829	$(407)	$1,422	$3,633	$(356)	$3,277

AMOUNTS PER SHARE OF COMMON AND CLASS B STOCK
Basic income/(loss)
Income/(loss) from continuing operations	$0.99	$(0.22)	$0.77	$1.99	$(0.20)	$1.79
Number of shares used to compute amounts per share	1,839	—	1,839	1,826	—	1,826
Diluted income/(loss)
Income/(loss) from continuing operations	$0.93	$(0.19)	$0.74	$1.80	$(0.16)	$1.64
Number of shares used to compute amounts per share	2,131	—	2,131	2,126	—	2,126
__________
(a) To delete Hertz' results of operations previously consolidated in Ford's historical statements.

Item 9.01. Financial Statements and Exhibits (Continued)

FORD MOTOR COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2005
(in millions)

		Pro Forma
	Historical	Adjustment			Pro Forma
	Statement	-- Hertz --			Statement
ASSETS
Cash and cash equivalents	$28,200	$5,396	(a	)	$33,596
Marketable securities	8,614	—			8,614
Loaned securities	579	—			579
Finance receivables, net	91,774	—			91,774
Other receivables, net	5,268	—			5,268
Net investment in operating leases	23,007	—			23,007
Retained interest in sold receivables	4,415	—			4,415
Inventories	11,687	—			11,687
Equity in net assets of affiliated companies	2,594	—			2,594
Net property	41,887	—			41,887
Deferred income taxes	4,611	(1,394)	(b	)	3,217
Goodwill and other intangible assets	6,072	—			6,072
Assets of discontinued/held-for-sale operations	15,535	(15,513)	(c	)	22
Other assets	24,052	204	(a	)	24,256
Total assets	$268,295	$(11,307)			$256,988

LIABILITIES AND STOCKHOLDERS’ EQUITY
Payables	$22,991	$127	(d	)	$23,118
Accrued and other liabilities	71,382	27	(e	)	71,409
Debt	141,738	—			141,738
Deferred income taxes	4,617	—			4,617
Liabilities of discontinued/held-for-sale operations	12,522	(11,837)	(c	)	10
		(675)	(b	)
Total liabilities	253,250	(12,358)			240,892
Minority interests	1,058	(10)	(c	)	1,048
Stockholders’ equity
Capital stock
Common Stock, par value $0.01 per share (1,837 million shares issued)	18	—			18
Class B Stock, par value $0.01 per share (71 million shares issued)	1	—			1
Capital in excess of par value of stock	4,956	—			4,956
Accumulated other comprehensive income/(loss)	(2,454)	(99)	(c	)	(2,553)
Treasury stock	(1,031)	—			(1,031)
Earnings retained for use in business	12,497	1,160	(f	)	13,657
Total stockholders’ equity	13,987	1,061			15,048
Total liabilities and stockholders’ equity	$268,295	$(11,307)			$256,988

The accompanying notes are part of the pro forma balance sheets.

Item 9.01. Financial Statements and Exhibits (Continued)

FORD MOTOR COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED SECTOR BALANCE SHEET
September 30, 2005
(in millions)
		Pro Forma
	Historical	Adjustment			Pro Forma
	Statement	-- Hertz --			Statement
ASSETS
Automotive
Cash and cash equivalents	$9,096	$5,336	(a	)	$14,432
Marketable securities	7,900	—			7,900
Loaned securities	579	—			579
Total cash, marketable and loaned securities	17,575	5,336			22,911
Deferred income taxes	3,397	—			3,397
Other current assets	22,583	—			22,583
Total current assets	43,555	5,336			48,891
Deferred income taxes	10,436	(1,394)	(b	)	9,042
Assets of discontinued/held-for-sale operations	22	—			22
Other assets	59,091	204	(a	)	59,295
Total Automotive assets	113,104	4,146			117,250
Financial Services
Cash and cash equivalents	19,104	60	(a	)	19,164
Investments in securities	714	—			714
Finance receivables, net	93,745	—			93,745
Net investment in operating leases	23,007	—			23,007
Retained interest in sold receivables	4,415	—			4,415
Goodwill and other intangible assets	18	—			18
Assets of discontinued/held-for-sale operations	15,513	(15,513)	(c	)	—
Other assets	7,936	—			7,936
Receivable from Automotive	1,592	—			1,592
Total Financial Services assets	166,044	(15,453)			150,591
Intersector elimination	(1,592)	—			(1,592)
Total assets	$277,556	$(11,307)			$266,249

LIABILITIES AND STOCKHOLDERS’ EQUITY
Automotive
Total current liabilities	$53,390	$—			$53,390
Long-term debt	17,255	—			17,255
Other liabilities	37,675	—			37,675
Deferred income taxes	1,862	—			1,862
Liabilities of discontinued/held-for-sale operations	10	—			10
Payable to Financial Services	378	—			378
Total Automotive liabilities	110,570	—			110,570
Financial Services
Payables	1,623	127	(d	)	1,750
Debt	123,502	—			123,502
Deferred income taxes	9,686	—			9,686
Other liabilities and deferred income	6,210	27	(e	)	6,237
Liabilities of discontinued/held-for-sale operations	12,512	(11,837)	(c	)	—
		(675)	(b	)
Total Financial Services liabilities	153,533	(12,358)			141,175
Minority interests	1,058	(10)	(c	)	1,048
Stockholders’ equity
Capital stock
Common Stock, par value $0.01 per share (1,837 million shares issued)	18	—			18
Class B Stock, par value $0.01 per share (71 million shares issued)	1	—			1
Capital in excess of par value of stock	4,956	—			4,956
Accumulated other comprehensive income/(loss)	(2,454)	(99)	(c	)	(2,553)
Treasury stock	(1,031)	—			(1,031)
Earnings retained for use in business	12,497	1,160	(f	)	13,657
Total stockholders’ equity	13,987	1,061			15,048
Intersector elimination	(1,592)	—			(1,592)
Total liabilities and stockholders’ equity	$277,556	$(11,307)			$266,249

The accompanying notes are part of the pro forma balance sheets.

Item 9.01. Financial Statements and Exhibits (Continued)

FORD MOTOR COMPANY AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA BALANCE SHEETS

(a)	The adjustments to Cash and cash equivalents are detailed below (in millions):

	Financial Services Sector	Automotive Sector	Consolidated
Cash proceeds from sale received by Ford Holdings LLC	$5,600	$—	$5,600
Distribution from Ford Holdings LLC to Ford Motor Company	(5,540)	5,540	—
Cash collateral provided in support of letters of credit *	—	(204)	(204)
Net cash	$60	$5,336	$5,396
__________
* Cash collateral for letters of credit described in Item 2.01 herewith is reflected in Other assets on the pro forma balance sheets.

(b)	Recognize Hertz' pre-sale tax liability and the tax consequences related to the sale of Hertz.
(c)	Remove assets, liabilities (excluding deferred taxes - see (b) above), minority interests and other comprehensive income of Hertz included in Ford's historical statements.
(d)	Recognize net payable to Hertz previously eliminated as an intercompany payable/receivable in Ford's historical balances and payables for estimated costs related to the sale of Hertz.
(e)	Recognize liability for the estimated fair value of the letters of credit.
(f)	Recognize estimated gain on sale of Hertz as if sold on September 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: December 22, 2005	By:	/s/Kathryn S. Lamping
Kathryn S. Lamping
Assistant Secretary